Exhibit 10.1
TERM FACILITY AMENDMENT AGREEMENT

THIS AGREEMENT is dated 12 November 2021 and made between:

(1)NORÐURÁL GRUNDARTANGI EHF., a private limited liability company incorporated and registered in Iceland with the registration number 570297-2609 (the "Borrower"); and

(2)ARION BANK HF., a limited liability company and licenced as a financial institution, incorporated and registered in Iceland with registration number 581008-0150 whose registered office is at Borgartún 19, 105 Reykjavik, Iceland (the "Lender").

hereinafter collectively referred to as the "Parties".

BACKGROUND

(A)Reference is made to the Term Facility Agreement dated 2 November 2021 by and between the Parties, under which the Lender agreed to provide the Borrower with a secured term loan facility of up to USD 130,000,000 – US Dollars one hundred and thirty million 00/100 subject to the terms and conditions set forth therein, (the "Original Facility Agreement").

(B)The Parties have agreed to amend the Original Facility Agreement as set out in this term facility amendment agreement (the "Amendment Agreement").

1DEFINITIONS AND INTERPRETATION

1.1Terms defined in the Original Facility Agreement shall have the same meaning when used in this Amendment Agreement.

1.2The rules of interpretation of the Original Facility Agreement shall apply to this Amendment Agreement as if set out in this Amendment Agreement save that references in the Original Facility Agreement to “this agreement” shall be construed as references to this Amendment Agreement.

1.3Unless the context otherwise requires, references in the Original Facility Agreement to “this agreement” shall be to the Original Facility Agreement as amended by this Amendment Agreement.

1.4This Amendment Agreement is a Finance Document.

2AMENDMENTS TO THE ORIGINAL FACILITY AGREEMENT

2.1Pursuant to Clause 21 (Remedies, Waivers, Amendments and Consents) of the Original Facility Agreement the Parties hereby agree to amend, with reference to Clause 21.1 of the Original Facility Agreement, the Original Facility Agreement as set out in Schedule 1 ("Amended Facility Agreement") with effect on and from the signing of this Amendment Agreement, as set out in this Clause 2.1:

2.1.1In Clause 1.1 of the Original Facility Agreement the term "First Repayment Reference Date" shall be added to read as follows:

"First Repayment Reference Date has the meaning ascribed to the term in Clause 7.1."

2.1.2Clause 6.4 in the Original Facility Agreement shall be deleted in its entirety and replaced with:

"Interest shall accrue daily from the First Drawdown Date and shall be paid in 32 quarterly instalments on each Interest Payment Date, the first Interest Payment Date being on 15 February 2022."
2.1.3Clause 7.1 shall be deleted in its entirety and replaced with:

"Repayments of principal amounts shall be made in equal quarterly instalments on each Interest Payment Date, for the first time after 30 months from the First Drawdown Date (the "First Repayment Reference Date"), provided that the First Repayment Reference Date is an Interest Payment Date. In the event of the First Repayment Reference Date not being an Interest Payment Date, the first repayment of principal shall take place at the First Repayment Reference Date and the second repayment of principal amounts shall be made on the next Interest Payment Date following the First Repayment Reference Date. No later than at the Termination Date the Borrower shall repay 60 per cent of the outstanding Loan, (which for the avoidance of doubt shall include any capitalised interest and fees) together with all accrued and unpaid interest and amounts, as further set out in the repayment schedule in Schedule 8 (Repayment Schedule)."

2.1.4     The repayment schedule in Schedule 8 (Repayment Schedule) to the Original Facility Agreement shall be replaced in its entirety by the following:

2.2    Other than as expressly modified or amended pursuant to this Amendment Agreement, the provisions of the Original Facility Agreement continue in full force and effect and shall be read and construed as one document with this Amendment Agreement.

3BORROWER’S REPRESENTATIONS AND WARRANTIES

The Borrower makes the representations and warranties set out in Clause 12 of the Original Facility Agreement to the Lender on the date hereof in each case by reference to the facts and circumstances then existing and as if each reference in those representations and warranties to the Finance Documents includes a reference to this Amendment Agreement.

4GOVERNING LAW AND JURISDICTION

4.1This provisions of Clause 25 (Governing Law and Jurisdiction) of the Original Facility Agreement apply to this Amendment Agreement as though they were set out in full in this Amendment Agreement.

[Last page before Schedule and signatures]

The Parties hereto have duly executed this Amendment Agreement through electronic signatures.